Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements
Note 17.	Fair Value Measurements

The fair value of a financial instrument is the amount of consideration that would be agreed upon in an arm’s-length transaction between knowledgeable, willing parties who are under no compulsion to act. Fair values are determined by reference to quoted bid or ask prices, as appropriate. Where bid and ask prices are unavailable, the closing price of the most recent transaction of that instrument is used. In the absence of an active market, fair values are determined based on prevailing market rates for instruments with similar characteristics and risk profiles or internal or external valuation models, such as option pricing models and discounted cash flow analysis, using observable market inputs.

Fair values determined using valuation models require the use of assumptions concerning the amount and timing of estimated future cash flows and discount rates. In determining those assumptions, the Company looks primarily to external readily observable market inputs such as interest rate yield curves, currency rates and price and rate volatilities as applicable.

The fair value measurements for land and housing inventory were determined by comparing the carrying amount of an asset to its expected future cash flows. To arrive at the estimated fair value of land and housing inventory deemed to be impaired during the year ended December 31, 2012, the Company estimated the cash flow for the life of each project. Specifically, project by project, the Company evaluated the margins on homes that have been closed, margins on sales contracts which are in backlog and estimated margins with regard to future home sales over the life of the projects, as well as estimated margins with respect to future land sales. The Company evaluated and continues to evaluate projects where inventory is turning over more slowly than expected or whose average sales price and margins are declining and are expected to continue to decline. These projections take into account the specific business plans for each project and management’s best estimate of the most probable set of economic conditions anticipated to prevail in the market area. Such projections generally assume current home selling prices, with cost estimates and sales rates for short-term projects consistent with recent sales activity. For longer-term projects, planned sales rates for 2013 and 2014 generally assume recent sales activity and normalized sales rates beyond 2014. If the future undiscounted cash flows are less than the carrying amount, the asset is considered to be impaired and is then written down to fair value less estimated selling costs.

There are several factors that could lead to changes in the estimate of future cash flows for a given project. The most significant of these include the sales pricing levels actually realized by the project, the sales rate, and the costs incurred to construct the homes. The sales pricing levels are often inter-related with sales rates for a project, as a price reduction usually results in an increase in the sales rate. Further, pricing is heavily influenced by the competitive pressures facing a given community from both new homes and existing homes, including foreclosures.

The Company has reviewed all of its projects for impairment in accordance with the provisions of ASC Topic 360 Property, Plant and Equipment and ASC Topic 820 Fair Value Measurements and Disclosures. For the years ended December 31, 2012 and 2011, no impairment charges were recognized.

Hedging Activities

The Company uses derivative and non-derivative financial instruments to manage or maintain exposures to interest, currency, credit and other market risks. For certain derivatives which are used to manage exposures, the Company determines whether hedge accounting can be applied. To qualify for hedge accounting, the derivative must be highly effective in accomplishing the objective of offsetting changes in the fair value or cash flows attributable to the hedged risk both at inception and over the life of the hedge. If it is determined that the derivative is not highly effective as a hedge, hedge accounting is discontinued prospectively.

Net Investment Hedges

The Company uses foreign currency denominated debt instruments to manage its foreign currency exposures arising from net investments in foreign operations. For the year ended December 31, 2012, unrealized pre-tax losses of $18.2 million (2011 – pre-tax gains of $24.8 million), were recorded in other comprehensive income for the effective portion of hedges of net investments in foreign operations. On December 14, 2012, the Company settled its Canadian denominated debt in full and therefore no longer has a net investment hedge at December 31, 2012.

Fair Value Hierarchy

Fair value hierarchical levels are directly determined by the amount of subjectivity associated with the valuation inputs of these assets and liabilities. The fair value hierarchy requires a company to prioritize the use of observable inputs and minimize the use of unobservable inputs in measuring fair value. The hierarchy is summarized as follows:

•	Level 1 – Valuation is based on quoted prices in active markets for identical assets and liabilities.

•

Level 2 – Valuation is determined from quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar instruments in markets that are not active, or by model-based techniques in which all significant inputs are observable in the market. Fair valued assets and liabilities that are included in this category are primarily interest rate swap contracts.

•

Level 3 – Valuation is derived from model-based techniques in which at least one significant input is unobservable and based on management’s estimates about the assumptions that market participants would use to value the asset or liability. Fair valued assets and liabilities that are included in this category are primarily equity swap contracts.

Assets and liabilities measured at fair value on a recurring basis include $9.0 million (December 31, 2011 – $1.1 million) of financial assets based on management’s best estimates. The $13.8 million (December 31, 2011 – $15.6 million) of financial liabilities which are measured at fair value using valuation inputs based on a model-based techniques or similar instruments in markets that are not active. The following table categorizes financial assets and liabilities, which are carried at fair value, based upon the level of input to the valuations as described above:

	December 31, 2012			December 31, 2011
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Financial assets
Receivables and other assets (a)	$—	$—	$9,014	$—	$—	$1,088
Restricted cash	13,596	—	—	9,128	—	—
Cash and cash equivalents	49,826	—	—	2,162	—	—

	$63,422	$—	$9,014	$11,290	$—	$1,088

Financial liabilities
Project-specific and other financings	$—	$—	$—	$—	$—	$—
Notes payable	—	—	—	—	—	—
Accounts payable and other liabilities (b)	—	13,779	—	—	15,603	—

	$—	$13,779	$—	$—	$15,603	$—

(a)	The fair value measurement for the equity swap contract is determined using the intrinsic valuation technique. Unobservable inputs used in the calculation are the notional amount ($6.42), share price ($17.94) and the number of underlying shares (782,483).
(b)	The fair value measurements for the interest rate swap contracts are determined based on notional amounts, terms to maturity, and the LIBOR rates. The LIBOR rates vary depending on the term to maturity and the conditions set out in the underlying swap agreements.

The following is a reconciliation of Level 3 (equity swaps) fair value measurements for the years ended December 31, 2012 and 2011:

	Year Ended December 31
	2012	2011
Balance, beginning of year	$1,088	$2,238
Total gains / (losses) for the year:
Included in earnings (or changes in net assets)	7,926	(3,477)
Purchase issues, sales, and settlements:
Purchases	—	—
Issues	—	—
Sales	—	—
Settlements	—	2,327

Balance, end of year	$9,014	$1,088